UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 13, 2008

Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On October 13, 2008, Johnson Outdoors Inc. (the "Company") and certain of its subsidiaries entered into an Omnibus Amendment of certain existing debt agreements effective as of October 3, 2008 (the “Amendment”) with JPMorgan Chase Bank N.A., as lender and administrative agent, and the other lenders named therein (collectively, the “Lenders”).  On the same date, but effective as of October 3, 2008, the Company and certain of its subsidiaries entered into a Security Agreement (the "Security Agreement") with JPMorgan Chase Bank, N.A., as lender and agent, for the benefit of the Lenders. The Amendment temporarily modifies certain provisions of the Company's October 7, 2005 and February 12, 2008 credit agreements.  The Security Agreement grants in favor of the Lenders a security interest in certain inventory and accounts receivable assets of the Company and certain of its subsidiaries.

The material changes to the Company's existing debt agreements made by the Amendment are as follows:

●     The Amendment resets the applicable margin on the Company’s LIBOR based debt to 3.25%.

●     The Amendment modifies certain financial and non-financial covenants, including modifying the restriction on the Company’s ability to increase the amount or frequency of dividends and limiting the Company's ability to effect acquisitions without the consent of the Lenders to acquisitions involving aggregate consideration of no more than $2 million dollars.

●     The Amendment restates certain financial ratios that the Company must comply with, including the maximum leverage ratio which cannot exceed 5.0 to 1.0 and the minimum fixed charge coverage ratio which cannot be less than 1.75 to 1.0 for the quarter ending on October 3, 2008.

●     The Amendment modifies the definition of consolidated EBITDA to exclude certain non-cash items.

This description of the Amendment and the Security Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is attached hereto as Exhibit 99.1, and the Security Agreement, a copy of which is attached hereto as Exhibit 99.2, each of which is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

  (d)   Exhibits

The following exhibits are filed herewith:

Exhibit 99.1 – Omnibus Agreement, made as of October 3, 2008, among Johnson Outdoors Inc., certain subsidiaries of Johnson Outdoors Inc., JPMorgan Chase Bank, N.A., as lender and agent, and the other lenders named therein.

Exhibit 99.2 - Security Agreement, made as of October 3, 2008, among Johnson Outdoors Inc., certain subsidiaries of Johnson Outdoors Inc., and JPMorgan Chase Bank, N.A., as agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2008
JOHNSON OUTDOORS INC.

BY /s/ David W. Johnson
      David W. Johnson, Vice President and
      Chief Financial Officer